NovaStar Home Equity Loan Asset-Backed

Certificates,

Series 2004-3

Class A-1A

$1,000,000,000 (Approximate)

NovaStar Mortgage Funding Corporation

Depositor

NovaStar Mortgage, Inc.

Seller and Servicer

Co-Lead Underwriters

Greenwich Capital Contacts:

Mortgage Finance	Phone	E-mail Address
Prue Larocca	(203) 622-3868	laroccp@gcm.com
Vinu Phillips	(203) 622-5626	philliv@gcm.com
Ara Balabanian	(203) 618-2435	ara.balabanian@gcm.com
Erin Maxwell	(203) 618-6112	erin.maxwell@gcm.com

Trading	Phone	E-mail Address
Ron Weibye	(203) 625-6160	weibyer@gcm.com
Peter McMullin	(203) 625-6160	peter.mcmullin@gcm.com

Structuring	Phone	E-mail Address
Rob Shugrue	(203) 622-5625	shugrur@gcm.com

Collateral Analytics	Phone	E-mail Address
Max Jaeger	(203) 618-2290	jaegerm@gcm.com

Rating Agency Contacts:

Standard & Poor’s	Phone	E-mail Address
M. Scott Mason	(212) 438-2539	scott_mason@sandp.com
Becky Hui Cao	(212) 438-2595	becky_cao@sandp.com

Moody’s Investors Service	Phone	E-mail Address
Henry Engelken	(212) 553-4472	henry.engelken@moodys.com

Fitch	Phone	E-mail Address
Randy Fabian	(212) 908-0268	randy.fabian@fitchratings.com

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: August 27, 2004

$1,000,000,000 (Approximate)

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-3

Class(1,2,3)	Principal Balance ($)	WAL (Years) Call/Mat(4)	Payment Window (Mths) Call/Mat(4)	Expected Rating S&P/Moody’s/Fitch	Assumed Final Distribution Date	Certificate Type
A-1A	$1,000,000,000	2.37 / 2.39	1-89 / 1-109	AAA /Aaa / AAA	December 2034	Floating Rate Seq Senior
A-1B	$50,000,000	Not Marketed Hereby		AAA / Aa1 / AAA	December 2034	Floating Rate Seq Senior Mezz
A-2A	$200,000,000	Not Marketed Hereby		AAA / Aaa / AAA	December 2034	Floating Rate Seq Senior
A-2B	$20,000,000	Not Marketed Hereby		AAA / Aa1 / AAA	December 2034	Floating Rate Lockout Sr. Mezz
A-3A	$191,300,000	Not Marketed Hereby		AAA / Aaa / AAA	December 2034	Floating Rate Seq Senior
A-3B	$99,700,000	Not Marketed Hereby		AAA / Aaa / AAA	December 2034	Floating Rate Seq Senior
A-3C	$76,000,000	Not Marketed Hereby		AAA / Aaa / AAA	December 2034	Floating Rate Seq Senior
A-3D	$200,000,000	Not Marketed Hereby		AAA / Aaa / AAA	December 2034	Floating Rate Senior
M-1	$62,700,000	Not Marketed Hereby		AA+ / Aa1 / AA+	December 2034	Floating Rate Subordinate
M-2	$61,600,000	Not Marketed Hereby		AA+ / Aa2 / AA+	December 2034	Floating Rate Subordinate
M-3	$33,000,000	Not Marketed Hereby		AA / Aa3 / AA	December 2034	Floating Rate Subordinate
M-4	$33,000,000	Not Marketed Hereby		AA- / A1 / AA-	December 2034	Floating Rate Subordinate
M-5	$29,700,000	Not Marketed Hereby		A+ / A2 / A+	December 2034	Floating Rate Subordinate
M-6	$24,200,000	Not Marketed Hereby		A / A3 / A	December 2034	Floating Rate Subordinate
B-1	$23,100,000	Not Marketed Hereby		A- / Baa1 / A-	December 2034	Floating Rate Subordinate
B-2	$22,000,000	Not Marketed Hereby		BBB+ / Baa2 / BBB+	December 2034	Floating Rate Subordinate
B-3	$22,000,000	Not Marketed Hereby		BBB / Baa3 / BBB-	December 2034	Floating Rate Subordinate
B-4	$7,700,000	Not Marketed Hereby		BBB / NR / BBB-	December 2034	Floating Rate Subordinate

Total:	$2,156,000,000

(1)	The Class A-1A and Class A-1B Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2A and Class A-2B Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class A-3A, Class A-3B, Class A-3C and Class A-3D Certificates are backed primarily by the cash flow from the Group III Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2)	The Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-3C, Class A-3D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates are priced to call. The margin on the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-3C and Class A-3D Certificates will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase by 1.5x after the clean-up call date.
(3)	See “Available Funds Cap Rate” herein.
(4)	See “Pricing Prepayment Speed” herein.

Depositor:	NovaStar Mortgage Funding Corporation.

Seller and Servicer:	NovaStar Mortgage, Inc. (“NovaStar”).

Co-Lead Underwriters:	Greenwich Capital Markets, Inc. (“RBS Greenwich Capital”) and Wachovia Capital Markets, LLC (“Wachovia Securities”).

Co-Underwriters:	Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trustee:	JPMorgan Chase Bank.

Custodian:	Wachovia Bank, N.A.

Swap Providers:	Greenwich Capital Derivatives, Inc. (“GCD”) and Wachovia Bank, N.A. (“Wachovia”).

Offered Certificates:

The Class A-1A and Class A-1B Certificates (the “Group I Certificates”), the Class A-2A and Class A-2B Certificates (the “Group II Certificates”), and the Class A-3A, Class A-3B, Class A-3C and Class A-3D Certificates (the “Group III Certificates”, and together with the Group I and Group II Certificates, the “Class A Certificates” or “Senior Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (together, the “Subordinate Certificates”). The Senior Certificates along with the Subordinate Certificates are referred to herein as the “Offered Certificates.”

Federal Tax Status:	The Offered Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC, and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:

For each Mortgage Loan, generally the later of (i) the close of business on September 1, 2004, and (ii) the date of origination of such Mortgage Loan, or such other date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	On or about August 27, 2004.

Expected Closing Date:	On or about September 9, 2004.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2004.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility:	After the end of the Pre-funding Period, the Offered Certificates are expected to be ERISA eligible, provided that certain conditions are satisfied (as described in the prospectus supplement).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

SMMEA Eligibility:

After the end of the Pre-funding Period, the Group I and Group II Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Group III and Subordinate Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Denomination:	$25,000 minimum and multiples of $1,000 in excess thereafter.

Optional Termination:

The terms of the transaction allow for a clean-up call (the “Clean-up Call”) which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount on the Closing Date.

Pricing Prepayment Speed:	The Offered Certificates will be priced based on the following collateral prepayment assumptions (100% PPC):

FRM Loans: 20% HEP (2.0%—20% CPR over 10 months, 20% CPR thereafter)

ARM Loans: 28% CPR

Initial Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $1,148,614,828, of which: (i) approximately $656,501,316 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group I Initial Mortgage Loans”), (ii) approximately $137,605,714 consisted of a pool of conforming balance adjustable-rate, first-lien, fully amortizing mortgage loans (the “Group II Initial Mortgage Loans”) and (iii) approximately $354,507,798 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien and second-lien, fully amortizing and balloon mortgage loans (the “Group III Initial Mortgage Loans,” together with the Group I and Group II Initial Mortgage Loans, the “Initial Mortgage Loans”).

With respect to approximately 8.78% of the Initial Mortgage Loans, NovaStar or another originator, originated a second lien mortgage loan at or prior to the time of origination of the related first lien Mortgage Loan.

On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pre-funding Amount:

On the Closing Date, the Seller will deposit approximately $1,051,385,172 (the “Pre-funding Amount”), which will consist of approximately $600,998,684 related to Group I, approximately $125,894,286 related to Group II, and approximately $324,492,202 related to Group III, into an account (the “Pre-funding Account”). Funds on deposit in the Pre-funding Account will be used from time to time to acquire “Subsequent Mortgage Loans” during the Pre-funding Period. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) November 29, 2004.

To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the Trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Account.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Offered Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Available Funds Cap Rate.

Formula Rate:

The “Formula Rate” on each Class of Offered Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) in the case of (a) the Offered Certificates other than the Class A-2A Certificates, 11.00% and (b) the Class A-2A Certificates, 13.00%.

Group I Available

Funds Cap Rate:

The “Group I Available Funds Cap Rate” for the Group I Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group I Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee, and mortgage insurance fees allocable to the Group I Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II Available

Funds Cap Rate:

The “Group II Available Funds Cap Rate” for the Group II Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group II Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group II Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount.

Group III Available

Funds Cap Rate:

The “Group III Available Funds Cap Rate” for the Group III Certificates on any Distribution Date is equal to (a) an amount equal to (i) interest due on the Group III Mortgage Loans, less (ii) the servicing fee, trustee fee, custodian fee and mortgage insurance fees allocable to the Group III Mortgage Loans, and less (iii) generally the related initial pro-rata share of the net swap payments owed to the Swap Providers for such Distribution Date, divided by (b) the product of (i) the actual number of days in the related Interest Accrual Period divided by 360 and (ii) the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount.

Subordinate Available

Funds Cap Rate:

The “Subordinate Available Funds Cap Rate” for the Subordinate Certificates on any Distribution Date is equal to the weighted average of the Group I Available Funds Cap Rate, Group II Available Funds Cap Rate and the Group III Available Funds Cap Rate, weighted by the related sub component principal balance.

The principal balance of the Group I sub component is equal to the aggregate principal balance of the Group I Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group I Certificates.

The principal balance of the Group II sub component is equal to the aggregate principal balance of the Group II Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group II Certificates.

The principal balance of the Group III sub component is equal to the aggregate principal balance of the Group III Mortgage Loans plus any related Pre-funding Amount less the aggregate principal balance of the Group III Certificates.

If either (a) the aggregate principal balance of the Group I Mortgage Loans has been reduced to zero on a prior Distribution Date or (b) the aggregate principal balance of the Group II Mortgage Loans has been reduced to zero on a prior Distribution Date or (c) the aggregate principal balance of the Group III Mortgage Loans has been reduced to zero on a prior Distribution Date, the related Available Funds Cap Rate for a Class of Certificates is equal to the weighted average Available Funds Cap Rate related to the Group or Groups with an aggregate principal balance greater than zero.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Funds

Cap Shortfall:

If on any Distribution Date the related Pass-Through Rate for any class of Offered Certificates is limited by the related Available Funds Cap Rate, the “Available Funds Cap Shortfall” for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest accrued on such class based on the related Available Funds Cap Rate and (ii) the unpaid portion of any related Available Funds Cap Shortfall from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Available Funds Cap Shortfall will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Monthly Servicer Advances:

The Servicer is required to advance scheduled principal and interest (net of the servicing fee) for any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:

On the Closing Date, the Trustee will enter into multiple “Swap Agreements” with an initial aggregate notional amount of $1,315,000,000. Under each Swap Agreement, the trust shall make a payment equal to interest at the fixed rate shown below on the related swap notional amount to the related Swap Provider and the trust will receive a payment of interest at One Month LIBOR on the related swap notional amount from the related Swap Provider, on each Distribution Date, accrued during the related swap accrual period, until the related swap is retired.

Swap Provider	Notional Amount ($)	Fixed Rate	Maturity Date
Wachovia	75,000,000	2.21750%	April 2006
GCD	75,000,000	2.38375%	April 2006
GCD	75,000,000	2.47250%	April 2006
Wachovia	75,000,000	2.73750%	May 2006
GCD	75,000,000	2.80250%	May 2006
Wachovia	75,000,000	2.95000%	May 2006
GCD	75,000,000	3.05750%	May 2006
Wachovia	10,000,000	2.94500%	June 2006
GCD	75,000,000	3.00500%	June 2006
GCD	75,000,000	3.19000%	June 2006
Wachovia	150,000,000	3.24400%	June 2006
Wachovia	30,000,000	2.97250%	July 2006
Wachovia	75,000,000	3.12250%	July 2006
GCD	75,000,000	3.29500%	July 2006
GCD	25,000,000	2.98250%	April 2007
GCD	25,000,000	3.08000%	April 2007
Wachovia	25,000,000	3.33100%	May 2007
GCD	25,000,000	3.41500%	May 2007
Wachovia	25,000,000	3.55500%	May 2007
GCD	25,000,000	3.69500%	May 2007
GCD	25,000,000	3.58500%	June 2007
GCD	25,000,000	3.70000%	June 2007
Wachovia	50,000,000	3.75500%	June 2007
Wachovia	25,000,000	3.76500%	July 2007
GCD	25,000,000	3.76500%	July 2007

Although the notional amount of $1,315,000,000 is expected to be assigned to the trust by the end of the Pre-funding Period, only a certain portion of the swaps will be assigned to the trust on the Closing Date (based on the percentage of Mortgage Loans assigned to the trust on the Closing Date). The remainder of the swaps will be assigned to the trust on subsequent dates during the Pre-funding Period depending on the amount of Mortgage Loans assigned to the trust on such dates.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shown below is an effective aggregate swap notional amount schedule and a weighted average swap fixed rate schedule, calculated by aggregating all the individual swaps described previously. The schedule below assumes 100% PPC.

Distribution Date	Notional Balance ($)	W.A. Fixed Rate
October 2004	1,315,000,000	3.04741%
November 2004	1,315,000,000	3.04741%
December 2004	1,315,000,000	3.04741%
January 2005	1,315,000,000	3.04741%
February 2005	1,315,000,000	3.04741%
March 2005	1,315,000,000	3.04741%
April 2005	1,315,000,000	3.04741%
May 2005	1,315,000,000	3.04741%
June 2005	1,315,000,000	3.04741%
July 2005	1,315,000,000	3.04741%
August 2005	1,315,000,000	3.04741%
September 2005	1,315,000,000	3.04741%
October 2005	1,315,000,000	3.04741%
November 2005	1,315,000,000	3.04741%
December 2005	1,315,000,000	3.04741%
January 2006	1,315,000,000	3.04741%
February 2006	1,315,000,000	3.04741%
March 2006	1,315,000,000	3.04741%
April 2006	1,315,000,000	3.04741%
May 2006	1,090,000,000	3.18974%
June 2006	790,000,000	3.30475%
July 2006	480,000,000	3.39599%
August 2006	300,000,000	3.53196%
September 2006	300,000,000	3.53196%
October 2006	300,000,000	3.53196%
November 2006	300,000,000	3.53196%
December 2006	300,000,000	3.53196%
January 2007	300,000,000	3.53196%
February 2007	300,000,000	3.53196%
March 2007	300,000,000	3.53196%
April 2007	300,000,000	3.53196%
May 2007	250,000,000	3.63210%
June 2007	150,000,000	3.72083%
July 2007	50,000,000	3.76500%

If on any Distribution Date the aggregate of the swap notional amounts exceeds the aggregate principal balance of the Offered Certificates, such excess notional amount (in increments of $10,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:	Consists of the following:
1)	Mortgage Insurance;
2)	Excess Cashflow;
3)	the Overcollateralization Amount; and
4)	Subordination

Mortgage Insurance

Policies:

Approximately 33.07% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”) or PMI Mortgage Insurance Co. (“PMI”) (such loans are the “Insured Mortgage Loans”). Approximately 59.95% of the Initial Mortgage Loans have a combined original loan-to-value ratio in excess of 60% and are not insured. Additionally, approximately 6.98% of the Initial Mortgage Loans have a combined original loan-to-value ratio less than or equal to 60% and are not insured.

Each mortgage insurance policy provided by MGIC or PMI insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55% or 51%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 33.06% and 0.01% of the Insured Mortgage Loans are insured by MGIC and PMI, respectively.

Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement

Percentages:

Initial Credit Enhancement On Closing Date		Expected Credit Enhancement On or After Crossover Date
Class	Percent	Class	Percent
Class A	16.50	Class A	33.00
Class M-1	13.65	Class M-1	27.30
Class M-2	10.85	Class M-2	21.70
Class M-3	9.35	Class M-3	18.70
Class M-4	7.85	Class M-4	15.70
Class M-5	6.50	Class M-5	13.00
Class M-6	5.40	Class M-6	10.80
Class B-1	4.35	Class B-1	8.70
Class B-2	3.35	Class B-2	6.70
Class B-3	2.35	Class B-3	4.70
Class B-4	2.00	Class B-4	4.00

Excess Cashflow:

The “Excess Cashflow” for any Distribution Date will be equal to the sum of the funds remaining after priority 1) and 2) (excluding the Excess Cashflow component of 2)) under “Priority of Distributions.”

Overcollateralization

Amount:

The “Overcollateralization Amount” is equal to the excess of the sum of (i) the aggregate principal balance of the Mortgage Loans and (ii) any outstanding Pre-funding Amount, over the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 2.00% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date. To the extent the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow, if any, will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Required

Overcollateralization

Amount:	On any Distribution Date, the “Required Overcollateralization Amount” is equal to:
(i)	prior to the Crossover Date, 2.00% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date.
(ii)	on or after the Crossover Date, the greater of:
a.	the lesser of:
(1)	2.00% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount on the Closing Date; and
(2)	4.00% of the current aggregate principal balance of the Mortgage Loans; and
b.	0.50% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Pre-funding Amount as of the Closing Date (the “OC Floor”).

On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Crossover Date:	The earlier to occur of:
(i)	the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero, and
(ii)	the later to occur of:
a.	the Distribution Date occurring in October 2007; and
b.	the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 33.00%.

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans and prior to taking into account distributions on the related certificates on such Distribution Date.

Limited

Cross-collateralization:

Under certain circumstances, to the extent available, if funds from one Group are insufficient to make a required payment of interest or principal on the related class or classes of Class A Certificates, then any remaining funds from the other Group or Groups (after paying such amounts to the related class or classes of Class A Certificates) may be used to make such required payments of interest and principal.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Trigger Event:

A “Trigger Event” is in effect on any Distribution Date on or after the Crossover Date, if either (i) the three month average 60+ day delinquency percentage exceeds 17.00% or (ii) cumulative realized losses as a percentage of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date, and (ii) the Pre-funding Amount as of the Closing Date, for the related Distribution Date are greater than:

Period	Losses	Period	Losses	Period	Losses	Period	Losses
37	3.00%	47	4.21%	57	5.32%	67	6.13%
38	3.12%	48	4.33%	58	5.43%	68	6.19%
39	3.24%	49	4.45%	59	5.53%	69	6.25%
40	3.36%	50	4.56%	60	5.64%	70	6.31%
41	3.48%	51	4.67%	61	5.75%	71	6.38%
42	3.60%	52	4.78%	62	5.81%	72	6.44%
43	3.73%	53	4.88%	63	5.88%	73 and after	6.50%
44	3.85%	54	4.99%	64	5.94%
45	3.97%	55	5.10%	65	6.00%
46	4.09%	56	5.21%	66	6.06%

Realized Losses:

If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will be absorbed first, by the Excess Cashflow, and second, by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, second to the Class B-3 Certificates, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-6 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-4 Certificates, eighth to the Class M-3 Certificates, ninth to the Class M-2 Certificates, tenth to the Class M-1 Certificates, eleventh, in the case of (i) any remaining Realized Losses on the Group I Mortgage Loans, to the Class A-1B Certificates, or (ii) any remaining Realized Losses on the Group II Mortgage Loans, to the Class A-2B Certificates. Realized Losses will not be allocated to any of the Class A Certificates (except for the Class A-1B and Class A-2B Certificates to the limited extent described above).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of

Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)	Interest funds, as follows: first to pay servicing fees, trustee fees, custodian fee and mortgage insurance fees, second, to the Supplemental Interest Trust, net swap payments owed to the Swap Providers, third, monthly interest plus any previously unpaid interest to the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-3C and Class A-3D Certificates (pro-rata among the classes in each group), generally from interest collected in the related loan group, fourth, monthly interest plus any previously unpaid interest to the Class M-1 Certificates, fifth, monthly interest plus any previously unpaid interest to the Class M-2 Certificates, sixth, monthly interest plus any previously unpaid interest to the Class M-3 Certificates, seventh, monthly interest plus any previously unpaid interest to the Class M-4 Certificates, eighth, monthly interest plus any previously unpaid interest to the Class M-5 Certificates, ninth, monthly interest plus any previously unpaid interest to the Class M-6 Certificates, tenth, monthly interest plus any previously unpaid interest to the Class B-1 Certificates, eleventh, monthly interest plus any previously unpaid interest to the Class B-2 Certificates, twelfth, monthly interest plus any previously unpaid interest to the Class B-3 Certificates, and thirteenth, monthly interest plus any previously unpaid interest to the Class B-4 Certificates. Any remaining interest funds will be distributed as part of Excess Cashflow pursuant to 2) and 3) below.

2)	Principal funds (including any amounts required to be taken from Excess Cashflow to the extent necessary to increase the Overcollateralization Amount to the Required Overcollateralization Amount, net of any overcollateralization release amount), as follows: monthly principal to the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-3C and Class A-3D Certificates, generally based on principal collected in the related loan group, as described under “Principal Paydown”, then monthly principal to the Class M-1 Certificates as described under “Principal Paydown”, then monthly principal to the Class M-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-3 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-4 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-5 Certificates as described under “Principal Paydown,” then monthly principal to the Class M-6 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-1 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-2 Certificates as described under “Principal Paydown,” then monthly principal to the Class B-3 Certificates as described under “Principal Paydown” and then monthly principal to the Class B-4 Certificates as described under “Principal Paydown.”

3)	Any remaining Excess Cashflow to be deposited in the Supplemental Interest Trust.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Paydown:

The related share of principal allocable to the Group I Certificates will be distributed as follows: first to the Class A-1A Certificates until its certificate principal balance is reduced to zero, and second, to the Class A-1B Certificates until its certificate principal balance is reduced to zero.

The related share of principal allocable to the Group II Certificates will be distributed as follows:
x) If a Trigger Event is in effect or prior to the Distribution Date in October 2007:
1) First, to the Class A-2A Certificates until its certificate principal balance is reduced to zero, and
2) Second, to the Class A-2B Certificates until its certificate principal balance is reduced to zero.
y) If on or after the Distribution Date in October 2007 and a Trigger Event is not in effect:
To the Class A-2A and Class A-2B Certificates, pro-rata, based off current certificate principal balances until their certificate principal balances are paid to zero.

The related share of principal allocable to the Group III Certificates will be distributed to (a) the Class A-3A, Class A-3B and Class A-3C Certificates, in the aggregate and (b) the Class A-3D Certificates, pro rata, based on (a) the aggregate certificate principal balance of the Class A-3A, Class A-3B and Class A-3C Certificates and (b) the certificate principal balance of the Class A-3D Certificates, respectively.

The pro rata share of principal allocable to the Class A-3A, Class A-3B and Class A-3C Certificates will be distributed as follows: first to the Class A-3A Certificates, until its certificate principal balance is reduced to zero, second to the Class A-3B Certificates, until its certificate principal balance is reduced to zero, and third, to the Class A-3C Certificates, until its certificate principal balance is reduced to zero.

Prior to the Crossover Date or if a Trigger Event is in effect, 100% of principal (including Excess Cashflow used to pay principal) will be paid to the Group I, Group II and Group III Certificates generally pro-rata, based on the principal collected in the related loan group, provided, however, that if the Group I, Group II and Group III Certificates have been retired, principal will be applied sequentially in the following order of priority: (1) Class M-1 Certificates, (2) Class M-2 Certificates, (3) Class M-3 Certificates, (4) Class M-4 Certificates, (5) Class M-5 Certificates, (6) Class M-6 Certificates, (7) Class B-1 Certificates, (8) Class B-2 Certificates, (9) Class B-3 Certificates and (10) Class B-4 Certificates.

On or after the Crossover Date and if a Trigger Event is not in effect, the Offered Certificates will be entitled to receive payments of principal (including Excess Cashflow used to pay principal) in the following order of priority: first to the Group I,

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II and Group III Certificates, generally pro-rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 33.00% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 27.30% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 21.70% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 18.70% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 15.70% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 13.00% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.80% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.70% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 6.70% credit enhancement, tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 4.70% credit enhancement and eleventh, to the Class B-4 Certificates such that the Class B-4 Certificates will have at least 4.00% credit enhancement (subject, in each case, to any overcollateralization floors), in each case until the related certificate principal balance is reduced to zero.

Supplemental Interest Trust:	Funds deposited into the Supplemental Interest Trust I on a Distribution Date will include:
(i)	the net swap payments owed to the Swap Providers for such Distribution Date,
(ii)	any net swap payments received from the Swap Providers for such Distribution Date, and
(iii)	Excess Cashflow deposited therein pursuant to 3) of “Priority of Distributions.”

Funds in the Supplemental Interest Trust I will be distributed as follows:
1)	First, to the Swap Providers, the net swap payments owed for such Distribution Date, if any.
2)	Second, any Available Funds Cap Shortfall, pro-rata to the Offered Certificates based on certificate principal balance.
3)	Third, to the Swap Providers, any swap termination payment.
4)	Fourth, to the holders of the non-offered certificates, any remaining amounts.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Weighted Average Life Tables

Class A-1A to Optional Termination
Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC

WAL (yr)	4.72	3.21	2.37	1.79	1.34
MDUR (yr)	4.33	3.02	2.25	1.72	1.30
First Prin Pay	10/04	10/04	10/04	10/04	10/04
Last Prin Pay	04/19	10/14	02/12	07/10	05/09

Class A-1A to Maturity
Prepayment Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC

WAL (yr)	4.77	3.24	2.39	1.81	1.36
MDUR (yr)	4.36	3.04	2.28	1.74	1.32
First Prin Pay	10/04	10/04	10/04	10/04	10/04
Last Prin Pay	02/22	11/16	10/13	11/11	06/10

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Effective Group I Available Funds Cap Rate(1)(2)

To 10% Optional Termination at the Pricing Assumptions

Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)	Period	Effective AFC Rate (%)
1	N/A	31	11.00	61	11.00
2	11.00	32	11.00	62	11.00
3	11.00	33	11.00	63	11.00
4	11.00	34	10.44	64	11.00
5	11.00	35	9.27	65	11.00
6	11.00	36	10.05	66	11.00
7	11.00	37	10.37	67	11.00
8	11.00	38	10.03	68	11.00
9	11.00	39	10.36	69	11.00
10	11.00	40	10.02	70	11.00
11	11.00	41	10.01	71	11.00
12	11.00	42	11.00	72	11.00
13	11.00	43	10.71	73	11.00
14	11.00	44	11.00	74	11.00
15	11.00	45	10.69	75	11.00
16	11.00	46	11.00	76	11.00
17	11.00	47	10.67	77	11.00
18	11.00	48	11.00	78	11.00
19	11.00	49	11.00	79	11.00
20	11.00	50	11.00	80	11.00
21	11.00	51	11.00	81	11.00
22	11.00	52	11.00	82	11.00
23	10.50	53	11.00	83	11.00
24	11.00	54	11.00	84	11.00
25	11.00	55	11.00	85	11.00
26	11.00	56	11.00	86	11.00
27	11.00	57	11.00	87	11.00
28	11.00	58	11.00	88	11.00
29	11.00	59	11.00	89	11.00
30	11.00	60	11.00	90	11.00

(1)	Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPC.
(2)	Includes net swap payments received by the trust from the Swap Providers.

This information is provided to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.

Excess Spread Schedule – Forward LIBOR

To 10% Optional Termination at the Pricing Assumptions

Period	1 Month LIBOR	6 Month LIBOR	Excess Spread	Period	1 Month LIBOR	6 Month LIBOR	Excess Spread	Period	1 Month LIBOR	6 Month LIBOR	Excess Spread
	(%)	(%)	(%)		(%)	(%)	(%)		(%)	(%)	(%)
1	1.610	1.919	2.46	31	4.091	4.254	4.13	61	5.057	5.209	4.06
2	1.748	2.034	3.81	32	4.148	4.300	4.22	62	5.097	5.246	3.83
3	1.855	2.140	3.79	33	4.200	4.342	4.01	63	5.136	5.282	3.97
4	1.970	2.243	3.69	34	4.247	4.382	4.11	64	5.173	5.317	3.74
5	2.086	2.343	3.63	35	4.289	4.420	3.91	65	5.209	5.349	3.70
6	2.197	2.442	3.69	36	4.324	4.458	4.15	66	5.243	5.381	4.39
7	2.296	2.538	3.53	37	4.359	4.496	4.27	67	5.276	5.410	3.78
8	2.380	2.633	3.53	38	4.398	4.534	4.04	68	5.308	5.438	3.93
9	2.466	2.729	3.43	39	4.435	4.572	4.19	69	5.338	5.464	3.70
10	2.567	2.826	3.43	40	4.473	4.609	3.99	70	5.366	5.488	3.86
11	2.670	2.922	3.33	41	4.510	4.647	3.95	71	5.392	5.510	3.63
12	2.767	3.018	3.28	42	4.547	4.685	4.43	72	5.417	5.530	3.72
13	2.860	3.112	3.29	43	4.583	4.723	4.06	73	5.439	5.547	3.88
14	2.951	3.205	3.18	44	4.620	4.761	4.18	74	5.460	5.563	3.66
15	3.043	3.296	3.20	45	4.657	4.799	3.97	75	5.478	5.576	3.83
16	3.137	3.384	3.06	46	4.694	4.838	4.10	76	5.495	5.587	3.61
17	3.234	3.464	2.97	47	4.732	4.875	3.88	77	5.509	5.595	3.59
18	3.326	3.533	3.18	48	4.770	4.910	4.00	78	5.520	5.601	4.21
19	3.408	3.586	2.82	49	4.809	4.943	4.13	79	5.530	5.604	3.60
20	3.492	3.631	2.86	50	4.847	4.974	3.91	80	5.537	5.607	3.78
21	3.565	3.675	2.68	51	4.881	5.001	4.05	81	5.541	5.610	3.57
22	3.610	3.718	2.75	52	4.912	5.024	3.84	82	5.543	5.615	3.76
23	3.639	3.767	2.61	53	4.941	5.044	3.80	83	5.543	5.623	3.57
24	3.642	3.822	4.35	54	4.966	5.060	4.42	84	5.539	5.633	3.59
25	3.673	3.888	4.44	55	4.987	5.073	3.85	85	5.544	5.646	3.79
26	3.749	3.959	4.23	56	5.005	5.084	4.00	86	5.558	5.660	3.58
27	3.824	4.026	4.29	57	5.019	5.100	3.80	87	5.572	5.674	3.77
28	3.896	4.090	4.07	58	5.029	5.120	3.97	88	5.587	5.689	3.56
29	3.965	4.149	4.00	59	5.036	5.144	3.77	89	5.601	5.703	3.55
30	4.030	4.204	4.65	60	5.037	5.174	3.90	90	5.615	5.717	3.99

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-3

Initial Mortgage Loans

Number of Loans:	7,742
Total Outstanding Principal Balance:	$1,148,614,828

			Minimum		Maximum
Average Outstanding Principal Balance:	$148,362		$10,744		$876,125
Weighted Average Current Mortgage Rate:	7.770%		4.750%		13.000%

ARM Characteristics:
Weighted Average Gross Margin:	6.462%		0.001%		9.950%
Weighted Average Maximum Loan Rate:	14.707%		8.350%		19.350%
Weighted Average Minimum Loan Rate:	7.760%		4.750%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months to Roll:	24	months	19	months	59	months

Weighted Average Original Term:	352	months	120	months	360	months
Weighted Average Remaining Term:	350	months	118	months	359	months
Weighted Average Credit Score:	620		500		823
Weighted Average Combined Original LTV:	82.69%		11.59%		100.00%

First Pay Date:			Feb. 01, 2002		Sep. 01, 2004
Maturity Date:			Jul. 01, 2014		Aug. 01, 2034
Top State Concentrations ($):	24.20% California, 16.63% Florida, 4.45% Virginia
Maximum Zip Code Concentration ($):	0.31% 22193

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
10,744.13 — 50,000.00	582	$21,569,345.02	1.88%
50,000.01 — 100,000.00	2,103	162,604,980.20	14.16
100,000.01 — 150,000.00	2,115	262,219,412.52	22.83
150,000.01 — 200,000.00	1,244	214,440,871.56	18.67
200,000.01 — 250,000.00	722	162,091,872.21	14.11
250,000.01 — 300,000.00	413	113,386,694.34	9.87
300,000.01 — 350,000.00	269	87,422,951.29	7.61
350,000.01 — 400,000.00	148	55,285,733.41	4.81
400,000.01 — 450,000.00	67	28,410,679.11	2.47
450,000.01 — 500,000.00	55	26,584,473.44	2.31
500,000.01 — 550,000.00	4	2,086,905.10	0.18
550,000.01 — 600,000.00	13	7,472,958.33	0.65
600,000.01 — 650,000.00	3	1,895,194.08	0.16
650,000.01 — 700,000.00	1	699,553.63	0.06
750,000.01 — 800,000.00	2	1,567,078.49	0.14
850,000.01 — 876,125.27	1	876,125.27	0.08

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
500	4	$524,849.89	0.05%
501 — 520	115	15,554,370.28	1.35
521 — 540	825	114,620,646.42	9.98
541 — 560	765	106,928,926.77	9.31
561 — 580	748	110,170,397.72	9.59
581 — 600	860	128,753,376.18	11.21
601 — 620	765	118,307,782.27	10.30
621 — 640	855	132,146,028.67	11.50
641 — 660	729	113,323,393.59	9.87
661 — 680	724	112,936,435.65	9.83
681 — 700	449	64,522,416.74	5.62
701 — 720	349	52,261,185.64	4.55
721 — 740	257	32,886,940.05	2.86
741 — 760	148	23,103,269.63	2.01
761 — 780	109	16,757,876.85	1.46
781 — 800	28	4,611,670.23	0.40
801 — 820	11	1,135,377.64	0.10
821 — 823	1	69,883.78	0.01

Total	7,742	$1,148,614,828.00	100.00%

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 — 120	8	$773,134.35	0.07%
151 — 180	697	46,454,124.17	4.04
211 — 240	57	7,152,556.60	0.62
271 — 300	1	39,939.97	0.00
301 — 359	6,979	1,094,195,072.91	95.26

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	6,028	$867,730,757.08	75.55%
PUD	922	159,839,589.12	13.92
Condo	490	69,950,359.24	6.09
Multi-Unit	302	51,094,122.56	4.45

Total	7,742	$1,148,614,828.00	100.00%

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	7,216	$1,080,339,314.48	94.06%
Investment (Non-Owner Occupied)	387	45,275,258.92	3.94
Secondary Home	138	22,928,327.98	2.00
Investment (Owner Occupied)	1	71,926.62	0.01

Total	7,742	$1,148,614,828.00	100.00%

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	4,361	$659,472,072.37	57.41%
Purchase	2,982	431,590,004.53	37.57
Rate/Term Refinance	399	57,552,751.10	5.01

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
11.59 — 15.00	3	$226,738.47	0.02%
15.01 — 20.00	5	292,492.49	0.03
20.01 — 25.00	8	941,105.69	0.08
25.01 — 30.00	16	1,305,463.93	0.11
30.01 — 35.00	26	2,937,771.47	0.26
35.01 — 40.00	49	5,583,403.92	0.49
40.01 — 45.00	59	6,889,207.66	0.60
45.01 — 50.00	87	12,078,765.62	1.05
50.01 — 55.00	140	20,423,317.09	1.78
55.01 — 60.00	190	29,621,929.50	2.58
60.01 — 65.00	279	42,169,635.83	3.67
65.01 — 70.00	412	69,821,787.78	6.08
70.01 — 75.00	498	79,113,303.77	6.89
75.01 — 80.00	1,507	245,364,756.49	21.36
80.01 — 85.00	769	124,300,946.43	10.82
85.01 — 90.00	1,635	240,292,785.35	20.92
90.01 — 95.00	777	115,745,386.19	10.08
95.01 — 100.00	1,282	151,506,030.32	13.19

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	75	$8,322,345.28	0.72%
Arizona	178	25,218,714.00	2.20
Arkansas	94	9,539,918.25	0.83
California	1,239	277,926,131.94	24.20
Colorado	93	16,565,404.95	1.44
Connecticut	91	17,754,546.18	1.55
Delaware	27	4,252,751.98	0.37
District of Columbia	55	10,171,207.74	0.89
Florida	1,402	190,961,754.17	16.63
Georgia	273	36,394,716.57	3.17
Idaho	21	2,099,444.01	0.18
Illinois	155	22,189,757.17	1.93
Indiana	94	9,389,190.83	0.82
Iowa	11	969,558.40	0.08
Kansas	43	4,410,540.99	0.38
Kentucky	128	12,164,160.38	1.06
Louisiana	203	21,380,699.19	1.86
Maine	40	4,580,512.08	0.40
Maryland	216	38,736,754.85	3.37
Massachusetts	95	21,022,366.49	1.83
Michigan	356	43,650,901.14	3.80
Minnesota	63	10,132,442.11	0.88
Mississippi	68	6,804,086.55	0.59
Missouri	161	16,415,099.05	1.43
Montana	9	1,675,313.93	0.15
Nebraska	6	545,423.60	0.05
Nevada	57	12,261,376.68	1.07
New Hampshire	44	8,079,704.78	0.70
New Jersey	124	24,564,746.82	2.14
New Mexico	23	2,560,615.05	0.22
New York	159	28,704,624.11	2.50
North Carolina	168	19,574,543.92	1.70
Ohio	403	45,149,152.55	3.93
Oklahoma	84	7,607,195.01	0.66
Oregon	53	7,768,502.32	0.68
Pennsylvania	249	27,335,978.60	2.38
Rhode Island	11	2,009,783.85	0.17

(Continued on the next page)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
South Carolina	99	11,725,680.40	1.02
South Dakota	1	99,875.89	0.01
Tennessee	180	17,661,205.05	1.54
Texas	373	43,451,511.73	3.78
Utah	13	1,681,115.88	0.15
Vermont	14	2,079,084.31	0.18
Virginia	323	51,093,411.23	4.45
Washington	85	12,639,654.72	1.10
West Virginia	37	3,383,493.96	0.29
Wisconsin	42	5,543,822.79	0.48
Wyoming	4	366,006.52	0.03

Total	7,742	$1,148,614,828.00	100.00%

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	4,411	$610,161,280.31	53.12%
Stated Income	2,638	440,840,095.31	38.38
No Documentation	527	69,794,156.99	6.08
Limited Documentation	166	27,819,295.39	2.42

Total	7,742	$1,148,614,828.00	100.00%

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	4,203	$618,328,386.68	53.83%
M2	1,483	224,863,505.02	19.58
M3	326	48,710,824.40	4.24
M4	189	28,091,795.21	2.45
Alt A	1,540	228,505,115.00	19.89
FICO Enhanced	1	115,201.69	0.01

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	5,794	$930,422,689.69	81.00%
Fixed Rate Loan	1,948	218,192,138.31	19.00

Total	7,742	$1,148,614,828.00	100.00%

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	1,160	$159,445,768.22	73.08%
15 Year Fixed-Rate Loan	354	30,439,081.39	13.95
15 Year Balloon	343	16,015,042.78	7.34
20 Year Fixed-Rate Loan	57	7,152,556.60	3.28
30 Year Fixed-Rate IO	25	4,326,615.00	1.98
10 Year Fixed-Rate Loan	8	773,134.35	0.35
25 Year Fixed-Rate Loan	1	39,939.97	0.02

Total	1,948	$218,192,138.31	100.00%

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	4,647	$696,532,657.54	74.86%
2/28 Loan Six-Month LIBOR IO	732	161,836,897.08	17.39
3/27 Loan Six-Month LIBOR	230	34,440,722.73	3.70
5/25 Loan Six-Month LIBOR	94	17,625,434.24	1.89
3/27 Loan Six-Month LIBOR IO	59	12,598,097.75	1.35
5/25 Loan Six-Month LIBOR IO	32	7,388,880.35	0.79

Total	5,794	$930,422,689.69	100.00%

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	6,894	$962,464,337.82	83.79%
Interest Only	848	186,150,490.18	16.21

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Interest Only Term:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	6,894	$962,464,337.82	83.79%
60	791	174,434,994.83	15.19
120	57	11,715,495.35	1.02

Total	7,742	$1,148,614,828.00	100.00%

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	7,308	$1,130,128,338.17	98.39%
Second Lien	434	18,486,489.83	1.61

Total	7,742	$1,148,614,828.00	100.00%

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	2,320	$323,262,866.52	28.14%
12	23	6,069,609.18	0.53
24	2,822	453,022,896.23	39.44
36	1,651	240,946,101.69	20.98
60	926	125,313,354.38	10.91

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 — 5.000	8	$2,927,553.73	0.25%
5.001 — 5.500	45	9,872,746.30	0.86
5.501 — 6.000	272	59,210,849.90	5.15
6.001 — 6.500	545	103,643,778.61	9.02
6.501 — 7.000	1,141	204,320,361.56	17.79
7.001 — 7.500	946	150,494,392.27	13.10
7.501 — 8.000	1,319	199,884,717.41	17.40
8.001 — 8.500	797	115,049,007.32	10.02
8.501 — 9.000	1,014	136,837,708.53	11.91
9.001 — 9.500	516	66,450,139.36	5.79
9.501 — 10.000	547	58,084,022.42	5.06
10.001 — 10.500	200	19,351,916.18	1.68
10.501 — 11.000	181	12,675,250.04	1.10
11.001 — 11.500	49	3,416,867.90	0.30
11.501 — 12.000	38	2,030,739.85	0.18
12.001 — 12.500	17	768,006.66	0.07
12.501 — 13.000	107	3,596,769.96	0.31

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 — 0.500	5	$1,148,763.01	0.12%
0.501 — 1.000	3	643,634.70	0.07
1.501 — 2.000	1	153,040.00	0.02
2.001 — 2.500	1	307,585.31	0.03
3.501 — 4.000	9	1,539,224.94	0.17
4.001 — 4.500	92	16,830,689.72	1.81
4.501 — 5.000	332	59,618,723.18	6.41
5.001 — 5.500	721	125,499,400.20	13.49
5.501 — 6.000	857	151,823,020.86	16.32
6.001 — 6.500	838	143,864,137.83	15.46
6.501 — 7.000	766	126,019,452.56	13.54
7.001 — 7.500	814	124,942,845.24	13.43
7.501 — 8.000	631	92,302,778.13	9.92
8.001 — 8.500	465	57,563,828.04	6.19
8.501 — 9.000	178	20,720,420.71	2.23
9.001 — 9.500	66	6,378,439.48	0.69
9.501 — 9.950	15	1,066,705.78	0.11

Total	5,794	$930,422,689.69	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.350 — 8.500	2	$362,925.72	0.04%
8.501 — 9.000	4	1,243,680.08	0.13
9.001 — 9.500	5	1,289,642.46	0.14
9.501 — 10.000	8	2,109,600.57	0.23
10.001 — 10.500	7	1,100,696.31	0.12
10.501 — 11.000	8	1,773,439.69	0.19
11.001 — 11.500	6	1,045,680.97	0.11
11.501 — 12.000	16	4,122,931.52	0.44
12.001 — 12.500	44	10,298,558.50	1.11
12.501 — 13.000	214	46,483,971.03	5.00
13.001 — 13.500	399	77,638,782.65	8.34
13.501 — 14.000	859	159,071,508.83	17.10
14.001 — 14.500	717	120,307,570.31	12.93
14.501 — 15.000	1,013	162,161,517.80	17.43
15.001 — 15.500	623	94,014,377.59	10.10
15.501 — 16.000	792	116,982,228.12	12.57
16.001 — 16.500	429	57,406,006.59	6.17
16.501 — 17.000	399	47,636,096.96	5.12
17.001 — 17.500	135	14,568,150.58	1.57
17.501 — 18.000	83	8,129,842.76	0.87
18.001 — 18.500	22	1,897,200.56	0.20
18.501 — 19.000	6	566,662.20	0.06
19.001 — 19.350	3	211,617.89	0.02

Total	5,794	$930,422,689.69	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.750 — 5.000	8	$2,927,553.73	0.31%
5.001 — 5.500	37	8,652,644.84	0.93
5.501 — 6.000	212	45,907,323.96	4.93
6.001 — 6.500	401	78,373,352.39	8.42
6.501 — 7.000	865	162,010,235.33	17.41
7.001 — 7.500	733	123,388,811.83	13.26
7.501 — 8.000	1,030	165,521,988.62	17.79
8.001 — 8.500	628	95,005,757.10	10.21
8.501 — 9.000	795	117,222,441.23	12.60
9.001 — 9.500	432	57,849,576.37	6.22
9.501 — 10.000	402	47,974,987.33	5.16
10.001 — 10.500	136	14,735,960.58	1.58
10.501 — 11.000	84	8,176,575.73	0.88
11.001 — 11.500	22	1,897,200.56	0.20
11.501 — 12.000	6	566,662.20	0.06
12.001 — 12.350	3	211,617.89	0.02

Total	5,794	$930,422,689.69	100.00%

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
April 2006	34	$4,866,102.96	0.52%
May 2006	68	10,541,031.18	1.13
June 2006	632	97,934,707.43	10.53
July 2006	2,549	405,096,980.93	43.54
August 2006	2,096	339,930,732.12	36.54
April 2007	3	177,482.35	0.02
May 2007	5	1,422,918.55	0.15
June 2007	33	5,044,443.64	0.54
July 2007	129	20,977,204.50	2.25
August 2007	119	19,416,771.44	2.09
June 2009	9	1,528,078.79	0.16
July 2009	62	11,951,320.81	1.28
August 2009	55	11,534,914.99	1.24

Total	5,794	$930,422,689.69	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	5,794	$930,422,689.69	100.00%

Total	5,794	$930,422,689.69	100.00%

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	5,794	$930,422,689.69	100.00%

Total	5,794	$930,422,689.69	100.00%

Mortgage Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	2,188	$379,688,131.84	33.06%
No MI	5,553	768,811,494.47	66.93
PMI	1	115,201.69	0.01

Total	7,742	$1,148,614,828.00	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

NovaStar Home Equity Loan Asset-Backed Certificates, Series 2004-3

Group I Initial Mortgage Loans

Number of Loans:	4,600
Total Outstanding Principal Balance:	$656,501,316

			Minimum		Maximum
Average Outstanding Principal Balance:	$142,718		$35,746		$463,199
Weighted Average Current Mortgage Rate:	7.683%		4.990%		12.500%

ARM Characteristics:
Weighted Average Gross Margin:	6.308%		0.001%		8.000%
Weighted Average Maximum Loan Rate:	14.614%		8.500%		19.350%
Weighted Average Minimum Loan Rate:	7.662%		4.990%		12.350%
Weighted Average Initial Periodic Rate Cap:	3.000%		3.000%		3.000%
Weighted Average Periodic Rate Cap:	1.000%		1.000%		1.000%
Weighted Average Months to Roll:	23	months	19	months	59	months

Weighted Average Original Term:	353	months	120	months	360	months
Weighted Average Remaining Term:	352	months	118	months	359	months
Weighted Average Credit Score:	620		500		823
Weighted Average Combined Original LTV:	82.10%		11.59%		100.00%

First Pay Date:			Feb. 01, 2002		Sep. 01, 2004
Maturity Date:			Jul. 01, 2014		Aug. 01, 2034
Top State Concentrations ($):	18.44% California, 17.92% Florida, 4.50% Virginia
Maximum Zip Code Concentration ($):	0.33% 22193

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Principal Balances ($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
35,745.51 — 50,000.00	142	$6,331,378.87	0.96%
50,000.01 — 100,000.00	1,302	101,668,733.00	15.49
100,000.01 — 150,000.00	1,411	174,839,072.95	26.63
150,000.01 — 200,000.00	859	148,148,763.73	22.57
200,000.01 — 250,000.00	483	108,366,704.63	16.51
250,000.01 — 300,000.00	268	73,284,946.13	11.16
300,000.01 — 350,000.00	124	39,415,013.52	6.00
350,000.01 — 400,000.00	7	2,696,146.92	0.41
400,000.01 — 450,000.00	2	824,759.63	0.13
450,000.01 — 463,198.75	2	925,796.84	0.14

Total	4,600	$656,501,316.22	100.00%

Credit Score:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
500	3	$445,451.63	0.07%
501 — 520	87	10,689,463.90	1.63
521 — 540	406	55,636,652.28	8.47
541 — 560	469	62,520,475.58	9.52
561 — 580	501	67,245,156.78	10.24
581 — 600	524	74,449,577.78	11.34
601 — 620	466	68,313,792.27	10.41
621 — 640	538	76,887,032.96	11.71
641 — 660	443	64,888,058.65	9.88
661 — 680	410	63,256,842.42	9.64
681 — 700	260	38,275,248.00	5.83
701 — 720	206	31,435,851.61	4.79
721 — 740	128	17,476,570.61	2.66
741 — 760	80	12,877,824.72	1.96
761 — 780	59	9,453,089.37	1.44
781 — 800	13	1,977,203.09	0.30
801 — 820	6	603,140.79	0.09
821 — 823	1	69,883.78	0.01

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Remaining Terms (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
118 — 120	6	$560,719.89	0.09%
151 — 180	207	20,604,517.08	3.14
211 — 240	37	4,580,392.77	0.70
271 — 300	1	39,939.97	0.01
301 — 359	4,349	630,715,746.51	96.07

Total	4,600	$656,501,316.22	100.00%

Property Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family Residence	3,614	$498,635,301.23	75.95%
PUD	507	84,868,527.44	12.93
Condo	295	39,882,132.08	6.07
Multi-Unit	184	33,115,355.47	5.04

Total	4,600	$656,501,316.22	100.00%

Occupancy Status:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	4,260	$612,277,384.24	93.26%
Investment (Non-Owner Occupied)	240	28,794,575.01	4.39
Secondary Home	100	15,429,356.97	2.35

Total	4,600	$656,501,316.22	100.00%

Use of Proceeds:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	2,770	$388,496,782.26	59.18%
Purchase	1,577	234,713,334.82	35.75
Rate/Term Refinance	253	33,291,199.14	5.07

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Combined Original Loan-to-Value Ratios (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
11.59 — 15.00	3	$226,738.47	0.03%
15.01 — 20.00	5	292,492.49	0.04
20.01 — 25.00	8	941,105.69	0.14
25.01 — 30.00	14	1,057,234.07	0.16
30.01 — 35.00	21	2,384,629.20	0.36
35.01 — 40.00	36	3,575,609.12	0.54
40.01 — 45.00	40	4,904,381.87	0.75
45.01 — 50.00	61	7,574,446.77	1.15
50.01 — 55.00	95	13,265,191.35	2.02
55.01 — 60.00	127	17,299,133.03	2.64
60.01 — 65.00	201	29,184,426.43	4.45
65.01 — 70.00	269	39,061,535.79	5.95
70.01 — 75.00	300	42,284,809.38	6.44
75.01 — 80.00	954	137,672,697.74	20.97
80.01 — 85.00	491	70,823,395.18	10.79
85.01 — 90.00	987	139,462,026.43	21.24
90.01 — 95.00	477	70,405,937.62	10.72
95.01 — 100.00	511	76,085,525.59	11.59

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	51	$5,726,734.93	0.87%
Arizona	101	14,846,435.82	2.26
Arkansas	67	6,800,829.20	1.04
California	597	121,089,995.24	18.44
Colorado	53	9,206,039.55	1.40
Connecticut	49	9,337,688.28	1.42
Delaware	17	2,660,836.47	0.41
District of Columbia	35	5,654,747.86	0.86
Florida	856	117,671,226.57	17.92
Georgia	173	22,775,198.83	3.47
Idaho	10	1,213,481.44	0.18
Illinois	113	16,228,555.10	2.47
Indiana	50	5,731,104.42	0.87
Iowa	6	638,833.33	0.10
Kansas	28	3,169,019.86	0.48
Kentucky	82	8,204,899.36	1.25
Louisiana	116	13,122,878.19	2.00
Maine	26	3,223,795.56	0.49
Maryland	144	24,536,795.26	3.74
Massachusetts	73	15,191,158.15	2.31
Michigan	222	26,701,731.76	4.07
Minnesota	40	6,808,039.86	1.04
Mississippi	33	3,148,311.76	0.48
Missouri	96	10,411,681.76	1.59
Montana	7	1,105,923.07	0.17
Nebraska	2	264,504.38	0.04
Nevada	28	5,578,987.29	0.85
New Hampshire	33	5,637,393.39	0.86
New Jersey	75	13,073,838.09	1.99
New Mexico	16	1,967,609.17	0.30
New York	99	16,563,196.06	2.52
North Carolina	96	11,319,064.65	1.72
Ohio	237	27,715,450.90	4.22
Oklahoma	54	5,368,089.76	0.82
Oregon	34	5,286,536.99	0.81
Pennsylvania	148	15,593,664.75	2.38
Rhode Island	8	1,361,427.89	0.21

(Continued on the next page)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

State:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
South Carolina	70	7,532,166.00	1.15
South Dakota	1	99,875.89	0.02
Tennessee	97	10,388,699.15	1.58
Texas	237	27,692,575.95	4.22
Utah	7	1,004,045.77	0.15
Vermont	10	1,359,274.40	0.21
Virginia	199	29,542,605.52	4.50
Washington	51	7,893,047.30	1.20
West Virginia	22	1,994,714.20	0.30
Wisconsin	28	3,818,544.71	0.58
Wyoming	3	240,062.38	0.04

Total	4,600	$656,501,316.22	100.00%

Documentation:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	2,674	$359,628,208.21	54.78%
Stated Income	1,519	238,716,043.03	36.36
No Documentation	306	43,462,456.86	6.62
Limited Documentation	101	14,694,608.12	2.24

Total	4,600	$656,501,316.22	100.00%

Grade:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
M1	2,552	$362,740,024.25	55.25%
M2	904	127,192,511.38	19.37
M3	183	23,871,460.92	3.64
M4	101	14,382,453.63	2.19
Alt A	859	128,199,664.35	19.53
FICO Enhanced	1	115,201.69	0.02

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Loan Type:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Adjustable Rate Loan	3,574	$530,477,796.04	80.80%
Fixed Rate Loan	1,026	126,023,520.18	19.20

Total	4,600	$656,501,316.22	100.00%

Fixed Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
30 Year Fixed-Rate Loan	764	$98,694,700.47	78.31%
15 Year Fixed-Rate Loan	205	20,383,137.99	16.17
20 Year Fixed-Rate Loan	37	4,580,392.77	3.63
30 Year Fixed-Rate IO	11	1,543,250.00	1.22
10 Year Fixed-Rate Loan	6	560,719.89	0.44
15 Year Balloon	2	221,379.09	0.18
25 Year Fixed-Rate Loan	1	39,939.97	0.03

Total	1,026	$126,023,520.18	100.00%

Adjustable Rate Loan Types:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2/28 Loan Six-Month LIBOR	3,069	$440,944,845.56	83.12%
2/28 Loan Six-Month LIBOR IO	305	59,348,450.50	11.19
3/27 Loan Six-Month LIBOR	146	20,884,446.76	3.94
5/25 Loan Six-Month LIBOR	31	5,256,486.77	0.99
3/27 Loan Six-Month LIBOR IO	20	3,541,316.45	0.67
5/25 Loan Six-Month LIBOR IO	3	502,250.00	0.09

Total	3,574	$530,477,796.04	100.00%

Interest Only:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Not Interest Only	4,261	$591,566,049.27	90.11%
Interest Only	339	64,935,266.95	9.89

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Interest Only Term:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	4,261	$591,566,049.27	90.11%
60	325	62,889,766.95	9.58
120	14	2,045,500.00	0.31

Total	4,600	$656,501,316.22	100.00%

Lien Position:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
First Lien	4,600	$656,501,316.22	100.00%

Total	4,600	$656,501,316.22	100.00%

Prepayment Term (months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
N/A	1,373	$193,833,024.64	29.53%
12	11	1,938,284.84	0.30
24	1,776	265,514,083.41	40.44
36	1,074	151,449,700.41	23.07
60	366	43,766,222.92	6.67

Total	4,600	$656,501,316.22	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Current Mortgage Rates (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.990 — 5.000	1	$152,809.83	0.02%
5.001 — 5.500	29	5,471,161.74	0.83
5.501 — 6.000	168	29,671,133.97	4.52
6.001 — 6.500	323	52,694,880.67	8.03
6.501 — 7.000	732	117,690,476.35	17.93
7.001 — 7.500	666	97,395,334.42	14.84
7.501 — 8.000	926	130,202,697.66	19.83
8.001 — 8.500	560	76,048,651.93	11.58
8.501 — 9.000	654	84,790,314.33	12.92
9.001 — 9.500	285	35,596,227.90	5.42
9.501 — 10.000	170	18,880,861.89	2.88
10.001 — 10.500	40	4,162,101.54	0.63
10.501 — 11.000	29	2,450,476.28	0.37
11.001 — 11.500	9	825,529.24	0.13
11.501 — 12.000	5	262,973.08	0.04
12.001 — 12.500	3	205,685.39	0.03

Total	4,600	$656,501,316.22	100.00%

Gross Margins (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
0.001 — 0.500	3	$545,263.01	0.10%
0.501 — 1.000	2	381,705.27	0.07
1.501 — 2.000	1	153,040.00	0.03
2.001 — 2.500	1	307,585.31	0.06
3.501 — 4.000	7	1,019,060.46	0.19
4.001 — 4.500	64	9,440,713.90	1.78
4.501 — 5.000	220	35,563,613.48	6.70
5.001 — 5.500	489	76,979,414.92	14.51
5.501 — 6.000	574	88,933,425.46	16.76
6.001 — 6.500	591	88,137,749.26	16.61
6.501 — 7.000	555	80,931,397.17	15.26
7.001 — 7.500	606	84,742,758.60	15.97
7.501 — 8.000	461	63,342,069.20	11.94

Total	3,574	$530,477,796.04	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Maximum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
8.500	1	$154,161.01	0.03%
8.501 — 9.000	1	315,678.13	0.06
9.001 — 9.500	2	510,271.04	0.10
9.501 — 10.000	5	1,485,471.70	0.28
10.001 — 10.500	4	648,174.42	0.12
10.501 — 11.000	7	1,254,495.54	0.24
11.001 — 11.500	5	936,043.84	0.18
11.501 — 12.000	6	795,574.73	0.15
12.001 — 12.500	27	5,201,281.40	0.98
12.501 — 13.000	142	25,271,506.77	4.76
13.001 — 13.500	244	40,706,962.13	7.67
13.501 — 14.000	556	91,024,038.70	17.16
14.001 — 14.500	521	78,594,741.95	14.82
14.501 — 15.000	725	105,533,660.71	19.89
15.001 — 15.500	446	61,688,788.96	11.63
15.501 — 16.000	522	71,414,785.43	13.46
16.001 — 16.500	226	29,000,447.05	5.47
16.501 — 17.000	110	13,237,800.68	2.50
17.001 — 17.500	17	1,786,698.71	0.34
17.501 — 18.000	6	822,263.68	0.16
19.001 — 19.350	1	94,949.46	0.02

Total	3,574	$530,477,796.04	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Loan Rate (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
4.990 — 5.000	1	$152,809.83	0.03%
5.001 — 5.500	23	4,644,593.09	0.88
5.501 — 6.000	142	25,149,073.76	4.74
6.001 — 6.500	244	41,099,078.01	7.75
6.501 — 7.000	561	92,699,730.56	17.47
7.001 — 7.500	532	80,061,896.30	15.09
7.501 — 8.000	735	107,366,665.15	20.24
8.001 — 8.500	451	62,620,506.26	11.80
8.501 — 9.000	524	71,610,849.06	13.50
9.001 — 9.500	227	29,130,881.49	5.49
9.501 — 10.000	110	13,237,800.68	2.50
10.001 — 10.500	17	1,786,698.71	0.34
10.501 — 11.000	6	822,263.68	0.16
12.001 — 12.350	1	94,949.46	0.02

Total	3,574	$530,477,796.04	100.00%

Rate Adjustment Date (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
April 2006	26	$3,556,259.70	0.67%
May 2006	42	5,779,613.45	1.09
June 2006	379	55,864,127.57	10.53
July 2006	1,651	245,378,133.36	46.26
August 2006	1,276	189,715,161.98	35.76
April 2007	3	177,482.35	0.03
May 2007	2	308,480.42	0.06
June 2007	22	3,383,839.53	0.64
July 2007	71	10,504,527.68	1.98
August 2007	68	10,051,433.23	1.89
June 2009	3	414,693.78	0.08
July 2009	19	3,383,571.94	0.64
August 2009	12	1,960,471.05	0.37

Total	3,574	$530,477,796.04	100.00%

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Initial Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.000	3,574	$530,477,796.04	100.00%

Total	3,574	$530,477,796.04	100.00%

Periodic Rate Cap (%) (ARMs Only):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.000	3,574	$530,477,796.04	100.00%

Total	3,574	$530,477,796.04	100.00%

Mortgage Insurer:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MGIC	1,480	$236,321,704.99	36.00%
No MI	3,119	420,064,409.54	63.99
PMI	1	115,201.69	0.02

Total	4,600	$656,501,316.22	100.00%